                             NATIONWIDE MUTUAL FUNDS
                         Nationwide Enhanced Income Fund
                       Nationwide Short Duration Bond Fund

                         Supplement Dated June 29, 2007
       to the Prospectus dated February 28, 2007 (as revised May 1, 2007)

Morley Capital Management, Inc. ("Morley"), an indirect subsidiary of Nationwide
Corporation ("Nationwide"),  is the subadviser to the Nationwide Enhanced Income
Fund and Nationwide Short Duration Bond Fund, each a series of Nationwide Mutual
Funds  (the  "Trust").  On  June  22,  2007,  Nationwide  and  Principal  Global
Investors,  LLC  ("Principal")  entered into a definitive  agreement under which
Principal  will acquire all of the capital stock of Morley (the  "Transaction").
The Transaction is expected to close during the third quarter of 2007.

Upon the  closing of the  Transaction,  a change in control of Morley will occur that  will  cause  Morley's  current  subadvisory  agreement  with the  Trust to terminate.  At a meeting of the Board of  Trustees of the Trust held on June 13,
2007,  the  Board  approved,  subject  to  the  receipt  of  certain  additional information,  a new subadvisory  agreement with  newly-unaffiliated  Morley,  in reliance  upon the Manager of Managers  exemptive  order the Trust has  obtained from the SEC. The new subadvisory agreement with newly-unaffiliated  Morley will take  effect  immediately  upon the closing of the  Transaction  and will ensure continued provision of subadvisory services by Morley to the Nationwide Enhanced
Income Fund and the Nationwide Short Duration Bond Fund. The portfolio  managers of the Nationwide  Enhanced  Income Fund and the Nationwide  Short Duration Bond
Fund  currently  are  expected  to  remain  the same  after the  closing  of the
Transaction.

PS-CFX-1 6-07                 PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE